UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

Epiphany Funds

(Exact name of registrant as specified in charter)

106 Decker Court, Suite 226, Irving, TX 75062

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

10/31

Date of reporting period: 10/31/2012

Item 1.  Reports to Stockholders.

ANNUAL REPORT

October 31, 2012

1-800-320-2185

www.epiphanyfunds.com

October 31, 2012

My Fellow Shareholders:

In January, Epiphany Funds will reach its sixth anniversary.  This is yet another milestone in the growth and development of Epiphany Funds.  We want to thank you all for your confidence and trust.  The fund family has grown to over $41 million in total trust assets.  We are committed to investing with purpose.

The Markets

Over the last 12 months, the large company equity performance has been very positive, and total US bond market was also positive.  As written last year, many investors are still feeling unsure.  The market has been impacted by the continued watch of the US debt, the Euro Zone economic problems, and the increased interdependence of the world economies.  This year we have added concerns about the fiscal cliff and the presidential election.  It is not possible to predict short-term market direction, but I do think there is great value in measuring 5 and 10 year averages versus historical returns.  Even after an above-average year, the US equity markets’ 5 and 10 year averages have underperformed.  This is positive going forward because we are long-term investors.  There are still sectors and security opportunities for buyers in these markets.  With our positive investment inflows in all the funds, we are investing and will continue this course of action.

FFV Scorecard

The FFV Scorecard is designed to help exclude companies that would be offensive to our shareholders and identify strong companies that leave a positive footprint on the world.  This year we have continued to work hard to improve the scoring methodology to help us find companies that are positive leaders in amongst their industry peers and exclude that do not meet the bar.  Any of our mutual funds with FFV in its name applies the scorecard as part of its investment selection process.  As we grow, our opportunity to have discussions with companies is growing.  We believe this is a positive next chapter for Epiphany Funds.  We exercise shareholder advocacy on all our funds.  This will be a continued focus of our fund company over this coming year.

Performance Review (Fiscal Year ending October 31, 2012)

Large Company Stock

The S&P 500 Index returned 15.21%  for the one year period ending October 31, 2012.  Both Large Company Stock Funds use the S&P 500 as their benchmark.

•

Epiphany FFV Fund (EPVNX) - The one-year return was 11.85%.  In the middle of the year, the Epiphany FFV Small Cap Fund merged into the Epiphany FFV Fund.   For the balance of the year we lowered positions and shaped sectors in the portfolio for the long-term.   While the Fund underperformed over the last year, we still believe that maintaining a lower market cap in the large cap space and searching for value will help bring long-term out-performance. The gap between large-company growth and value companies narrowed in the third quarter: Large-cap growth funds gained 6.8% vs. 6.7% for large-cap value funds. The value funds have lagged recently due to the simple fact that value funds favor stocks with high dividend yields and low prices, relative to earnings. The financial sector’s banking stocks sub-sector fit this value description, which may aid in explaining why our Epiphany FFV Fund was overweight in the financial sector leading into the fourth quarter. Market circumstances have lessened our confidence in this sector due to the changing regulatory environment. Newly-instituted capital requirements restrict the amount of money banks can lend, limiting profit potential for many of them. This is a mere glimpse into our idea of shaping the sectors within the portfolio for long-term out-performance.

•

Dana Large Cap Core Fund (EPCNX) – The fund returned 13.44% in the last year.  This fund has roots in a strategy managed by Dana Investment Advisors for more than 20 years successfully.  Dana also serves as the sub-advisor for the Epiphany FFV Strategic Income Fund.  Though the fund underperformed its benchmark, the overall positive investment performance of this fund is attributed to staying sector neutral to the index and investing in the companies that the advisor believes are the best value in the sector for long-term performance. The advisor believes that its investment portfolios will avoid unnecessary risk by avoiding market timing, momentum plays and financial fads. In years similar to this year, there will be a slight shortfall in comparison to the index when sector neutrality will detract from gains that are present in the index simply by allocating to different companies within the sector of choice. Overall, Dana’s strategy will always focus on the lowered risk that sector neutrality provides.

We still believe that the best prospects for long-term capital appreciation for both funds are the smaller large company stocks since they are generally more focused on growth.  Since these companies have underperformed this year, we believe they are well positioned to achieve higher growth.

International Stock

The S&P Latin America 40 Index is the FFV Latin America Fund’s benchmark and lost -8.59% since the FFV Latin America Fund’s inception.

•

Epiphany FFV Latin America Fund (ELANX) - This fund out-performed its benchmark this year with a return of -3.12% for the period.  As portfolio managers, we use country selection, sector selection and company selection in an effort to add value to performance.  This year, we invested more in Mexico by percentage than the index, which was more focused on Brazil.  This proved to be a successful strategy.  Since we are not locked into index market cap constraints, the plan is to continue this strategy.

Multi-Sector Bond

The Barclay’s Capital Intermediate Aggregate Bond Index returned 4.14% for the one year period ending October 31, 2012.  This is FFV Strategic Income Fund’s benchmark.

Epiphany FFV Strategic Income (EPINX) - The fund is diversified and meant to be an “all-weather tire” bond fund for your portfolio.  We intend that the typical investor in Strategic Income be looking for a fund where the manager is making the allocation between income categories like U.S. treasuries versus corporate bonds. Outperforming the index, the Fund’s one year return was 5.57%. The Fund’s portfolio managers focus on generating income and while keeping duration as low as possible, and given the current market, this proved to be a successful strategy.

Managing the Portfolio and Looking Ahead

We are very pleased with the investment performance.  We are investors for the long-term and will stay disciplined.  We will continue to look for value and stay investing.  Since the Fund’s asset size is growing, we will continue to add to positions.   This increases our chance to make a difference with management through shareholder advocacy.  At the end of the day, we are about finding investments we can be proud of and influencing companies for the better.  As a fund company, we plan to continue to expand our fund offerings so the investor can build a screened portfolio.  Where there is the right fit, we will continue to partner with high-quality investment managers.

All of the funds are available in a retail and advisor shares.  Most of our growth is coming from the advisors that are using the funds as part of portfolios.  We will continue working to grow this distribution so that investors can purchase through more brokerage accounts.  We also continue working to add Epiphany funds to retirement plans.  Please ask your employer if this is an option for you.

We sincerely appreciate your business.  We take our responsibility to our shareholders seriously and will to continue to look for ways to improve our performance.

Many blessings to you and your family during this joyful season and best wishes for a healthy and prosperous new year,

Samuel J. Saladino

Portfolio Manager

Epiphany Funds

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The S&P Latin America 40 is one of seven headline indices making up S&P Global 1200 and includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Brazil, Chile, Mexico and Peru are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America.

The Barclays Capital Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.  You cannot invest in an index directly.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

FOR PERIOD ENDING OCTOBER 31, 2012

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE **
Epiphany FFV Fund - Class N	11.85%	11.12%	1.48%	1.43%	$ 10,863
Epiphany FFV Fund - Class A
No Sales Load	11.93%	11.23%	N/A	4.27%	$ 12,134
With Sales Load	6.33%	9.34%	N/A	3.12%	$ 11,527
Epiphany FFV Fund - Class C
No CDSC Charge	10.98%	10.26%	N/A	2.60%	$ 11,287
With CDSC Charge ***	9.87%	9.89%	N/A	2.38%	$ 11,174
S&P 500 Stock Index *	15.21%	13.20%	0.36%	2.16%	$ 11,325

EPIPHANY FFV FUND
Growth of $10,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Class N
Class A
Class C
S&P 500

* Since inception returns assumes inception date of January 8, 2007.

** This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class N, March 19, 2008 for Class A, and February 13, 2008 for Class C. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*** Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on share redeemed within 60 days or less.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

FOR PERIOD ENDING OCTOBER 31, 2012

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE **
Epiphany FFV Strategic Income Fund - Class N	5.57%	4.99%	$ 11,389
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	5.61%	5.27%	$ 11,232
With Sales Load	0.33%	2.91%	$ 10,671
Epiphany FFV Strategic Income Fund - Class C
No CDSC Charge	4.80%	4.32%	$ 11,004
With CDSC Charge ***	3.75%	3.86%	$ 10,894
Barclays Capital Intermediate Aggregate Bond Index *	4.14%	4.45%	$ 11,233

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Class N
Class A
Class C
Barclays Capital Intermediate Aggregate Bond Index

* Since inception returns assumes inception date of March 1, 2010.

** This chart assumes an initial investment of $10,000 made on the closing of March 1, 2010 for Class N, July 28, 2010 for Class A and for Class C. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*** Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on share redeemed within 60 days or less.

DANA LARGE CAP CORE FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

FOR PERIOD ENDING OCTOBER 31, 2012

FUND/INDEX	1-YEAR	SINCE INCEPTION	VALUE **
Dana Large Cap Core Fund - Class N	13.44%	14.43%	$ 14,334
Dana Large Cap Core Fund - Class A
No Sales Load	13.54%	12.51%	$ 13,058
With Sales Load	7.86%	9.99%	$ 12,405
Dana Large Cap Core Fund - Class C
No CDSC Charge	12.40%	11.64%	$ 12,831
With CDSC Charge ***	11.27%	11.15%	$ 12,702
S&P 500 Stock Index *	15.21%	11.50%	$ 13,375

DANA LARGE CAP CORE FUND
Growth of $10,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Class N
Class A
Class C
S&P 500

* Since inception returns assumes inception date of March 1, 2010.

This chart assumes an initial investment of $10,000 made on the closing of March 1, 2010 for Class N, July 28, 2010 for Class A and for Class C. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*** Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on share redeemed within 60 days or less.

EPIPHANY FFV LATIN AMERICA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

FOR PERIOD ENDING OCTOBER 31, 2012

FUND/INDEX	SINCE INCEPTION	VALUE **
Epiphany FFV Latin America Fund - Class N	-3.12%	$ 9,688
Epiphany FFV Latin America Fund - Class A
No Sales Load	-3.14%	$ 9,686
With Sales Load	-7.98%	$ 9,202
Epiphany FFV Latin America Fund - Class C
No CDSC Charge	-3.54%	$ 9,646
With CDSC Charge ***	-4.50%	$ 9,550
S&P Latin America 40 Index *	-8.59%	$ 9,141

EPIPHANY FFV LATIN AMERICA FUND
Growth of $10,000
11,000
10,500
10,000
9,500
9,000
8,500
8,000
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Class N
Class A
Class C
S&P Latin America 40

* Since inception returns assumes inception date of March 12, 2012.

This chart assumes an initial investment of $10,000 made on the closing of March 12, 2012 for Class N, Class A and for Class C. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The S&P Latin America 40 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

*** Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on share redeemed within 60 days or less.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

DANA LARGE CAP CORE FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

EPIPHANY FFV LATIN AMERICA FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2012 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Utilities
8.34%
Basic Materials
21.62%
Industrials
7.76%
Financial Services
12.84%
Cash Equivalents
0.82%
Communication
Services
7.95%
Exchange Traded
Funds
5.63%
Consumer Cyclical
7.11%
Energy
5.06%
Consumer Defensive
22.87%

	Epiphany FFV Fund
	Schedule of Investments
	October 31, 2012

Shares		Value

COMMON STOCKS - 96.60%

Accident & Health Insurance - 1.64%
4,311	Aflac, Inc.	$ 214,602

Air Transportation, Nonscheduled - 0.27%
640	Atlas Air Worldwide Holdings, Inc. *	35,194

Aircraft Engines & Engine Parts - 2.23%
3,740	United Technologies Corp.	292,319

Biological Products (No Diagnostic Substances) - 2.21%
4,312	Gilead Sciences, Inc. *	289,659

Canned, Frozen & Preserved Fruit, Vegetables & Food Specialties - 1.67%
3,817	Heinz Co.	219,516

Computer Storage Devices - 2.09%
11,253	EMC Corp. *	274,798

Crude Petroleum & Natural Gas - 4.34%
2,508	Apache Corp.	207,459
3,947	Devon Energy Corp.	229,755
3,975	Gulfport Energy Corp. *	131,891
		569,105
Dolls & Stuffed Toys - 1.74%
6,200	Mattel, Inc.	228,036

Drilling Oil & Gas Wells - 1.58%
5,142	Seadrill, Ltd.	207,428

Electric & Other Services Combined - 1.91%
6,500	Exelon Corp.	232,570
490	Northwestern Corp.	17,547
		250,117
Electric Housewares & Fans - 0.14%
620	Helen of Troy Corp. Ltd. *	18,736

Electric Services - 0.24%
750	UNS Energy Corp.	31,980

Electromedical & Electrotherapeutic Apparatus - 3.95%
6,458	Medtronic, Inc.	268,524
6,539	St. Jude Medical, Inc.	250,182
		518,706
Electronic & Other Electrical Equipment (No Computer Equipment) - 2.07%
5,600	Emerson Electric Co.	271,208

Electronic Computers - 2.31%
510	Apple, Inc.	303,613

Farm Machinery & Equipment - 1.89%
2,902	Deere & Co.	247,947

Fire, Marine & Casualty Insurance - 2.29%
3,500	Ace Ltd.	275,275
3,030	Maiden Holdings Ltd.	25,603
		300,878
Gaskets, Packaging & Sealing Devices & Rubber & Plastic Hose - 0.50%
1,810	Enpro Industries, Inc. *	66,174

Grain Mill Products - 2.00%
6,553	General Mills, Inc.	262,644

Hospital & Medical Service Plans - 2.17%
3,829	Humana, Inc.	284,380

Hotels & Motels - 1.73%
4,496	Wyndham Worldwide Corp.	226,598

Instruments for Measurement & Testing of Electricity & Electronic Signals - 0.88%
3,200	Agilent Technologies, Inc.	115,168

Life Insurance - 0.49%
5,600	American Equity Investment Life Holding Co.	64,456

Lumber & Wood Products (No Furniture) - 0.21%
790	Koppers Holdings, Inc.	28,203

Men's & Boy's Furnishings, Work Clothing & Allied Garments - 2.21%
1,851	V.F. Corp.	289,644

National Commercial Banks - 3.04%
6,454	BB&T Corp.	186,843
3,645	PNC Financial Services Group, Inc.	212,139
		398,982
Natural Gas Transmission & Distribution - 1.39%
6,338	Spectra Energy Corp.	182,978

Oil & Gas Field Services, NEC - 3.26%
5,838	Halliburton Co.	188,509
3,438	Schlumberger Ltd.	239,044
		427,553
Optical Instruments & Lenses - 1.38%
3,895	Kia-Tencor Corp.	181,325

Paper Mills - 2.16%
7,900	International Paper Co.	283,057

Personal Credit Institutions - 1.94%
6,200	Discover Financial Services	254,200

Petroleum Refining - 1.50%
3,400	ConocoPhillips	196,690

Pulp Mills - 0.45%
2,255	Buckeye Technologies, Inc.	59,081

Railroads, Line-Haul Operating - 1.68%
1,797	Union Pacific Corp.	221,085

Retail-Auto & Home Supply Stores - 1.02%
1,880	Advanced Auto Parts, Inc.	133,367

Retail-Auto Dealers & Gasoline Stations - 0.18%
570	America's Car-Mart, Inc. *	23,946

Retail-Drug Stores & Proprietary Stores - 1.65%
3,525	Express Scripts Holding Co. *	216,946

Retail-Eating Places - 1.73%
2,623	McDonalds Corp.	227,676

Retail-Grocery Stores - 2.11%
11,000	Kroger Co.	277,420

Security & Commodity Brokers, Dealers, Exchanges & Services - 0.92%
4,889	NYSE Euronext, Inc.	121,052

Semiconductors & Related Devices - 5.83%
23,650	Applied Materials, Inc.	250,690
6,881	Avago Technologies Ltd.	227,279
13,265	Intel Corp.	286,922
		764,891
Services-Business Services, NEC - 3.97%
4,261	Accenture, Plc.	287,234
1,636	Alliance Data Systems Corp. *	234,030
		521,264
Services-Computer Integrated Systems Design - 0.74%
6,230	Mentor Graphics Corp. *	96,627

Services-Detective, Guard & Armored Car Services - 0.60%
1,900	ADT Corp. *	78,869

Services-Equipment Rental & Leasing, NEC - 0.17%
740	Textainer Group Holdings Ltd.	22,348

Services-Help Supply Services - 0.28%
1,390	Compass Diversified Holdings	20,016
630	Insperity, Inc.	16,449
		36,465
Services-Miscellaneous Business Services - 0.78%
3,800	Tyco International Ltd.	102,106

Services-Prepackaged Software - 1.28%
7,465	CA Technologies, Inc.	168,037

Services-Specialty Outpatient Facilities, NEC - 0.68%
3,530	Hanger, Inc. *	89,486

Short-Term Business Credit Institutions - 0.56%
2,550	Encore Capital Group, Inc. *	73,950

Special Industry Machinery (No Metalworking Machinery) - 0.29%
912	Pentair Ltd.	38,514

State Commercial Banks - 2.21%
16,256	Fifth Third Bancorp.	236,118
1,390	First Interstate Bancsystems, Inc.	20,892
1,220	Lakeland Financial Corp.	32,562
		289,572
Surgical & Medical Instruments & Apparatus - 3.92%
2,800	3M Co.	245,280
4,900	Covidien Plc.	269,255
		514,535
Telephone Communications ( No Radiotelephone) - 1.68%
5,045	BCE, Inc.	220,265

Tires & Inner Tubes - 0.31%
2,000	Cooper Tire & Rubber Co.	40,260

Trucking & Courier Services (No Air) - 1.54%
2,750	United Parcel Service, Inc. Class B	201,437

Wholesale-Computers & Peripheral Equipment & Software - 0.21%
850	Synnex Corp. *	27,531

Wholesale-Drugs, Proprietaries & Druggists Sundries - 1.59%
5,294	Amerisource Bergen Corp.	208,795

Wholesale-Groceries & Related Products - 2.13%
9,000	Sysco Corp.	279,630

Wholesale-Industrial Machinery & Equipment - 0.66%
1,750	DXP Enterprises, Inc. *	86,030

TOTAL FOR COMMON STOCKS (Cost $11,242,102) - 96.60%		12,677,079

SHORT TERM INVESTMENTS - 1.16%
151,463	Fidelity Money Market Portfolio Institutional Class 0.26% **	151,463

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $151,463) - 1.16%		151,463

TOTAL INVESTMENTS (Cost $11,393,565) - 97.76%		12,828,542

OTHER ASSETS LESS LIABILITIES - 2.24%		294,171

NET ASSETS - 100.00%		$ 13,122,713

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 12,677,079	$ -	$ -	$ 12,677,079
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	151,463	-	-	151,463
	$ 12,828,542	$ -	$ -	$ 12,828,542

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Epiphany FFV Strategic Income Fund
	Schedule of Investments
	October 31, 2012

Shares		Value

COMMON STOCKS - 3.34%

Crude Petroleum & Natural Gas - 0.32%
62	Occidental Petroleum Corp.	$ 4,896
1,224	Vanguard Natural Resources, LLC	36,377
		41,273
Electric & Other Services Combined - 0.60%
1,739	CMS Energy Corp.	42,292
923	Wisconsin Energy Corp.	35,508
		77,800
Electric Services - 0.34%
828	Pinnacle West Capital Corp.	43,859

Electromedical & Electrotherapeutic Apparatus - 0.40%
757	Medtronic, Inc.	31,476
679	PPL Corp.	20,085
		51,561
Investment Advice - 0.35%
1,761	Triangle Capital Corp.	45,839

Mens & Boys Furnishings Work Clothing & Allied Garments - 0.24%
202	V.F. Corp.	31,609

Natural Gas Transmission & Distribution - 0.04%
175	Spectra Energy Corp.	5,052

Papermills - 0.05%
172	International Paper Co.	6,163

Services-Equipment Rental & Leasing, NEC - 0.21%
900	Textainer Group Holding Ltd.	27,180

Telephone Communications ( No Radio Telephone) - 0.26%
2,165	Consolidated Communications Holdings, Inc.	33,428

Water Supply - 0.33%
1,149	American Water Works Co.	42,214

Wholesale-Motor Vehicle Supplies & New Parts - 0.21%
427	Genuine Parts Co.	26,722

TOTAL FOR COMMON STOCKS (Cost $394,207) - 3.34%		432,700

CLOSED-END MUTUAL FUNDS - 6.23%
23,640	AllianceBernstein Income Fund	202,595
10,094	BlackRock Floating Rate Income Strategies Fund	152,924
19,207	BlackRock Income Trust	146,549
10,302	BlackRock Strategic Bond Trust	152,573
13,876	DWS Multi-Market Income Trust	152,914

TOTAL FOR CLOSED-END MUTUAL FUNDS (Cost $750,031) - 6.23%		807,555

CORPORATE BONDS - 20.50%
200,000	Avon Products, Inc. 5.75%, 03/01/2018	215,302
100,000	Ball Corp. 6.75%, 09/15/2020	110,000
65,000	Bb&t Corp. 4.90%, 06/30/2017	73,618
100,000	Block Financial LLC 5.125%, 10/30/2014	105,552
150,000	Buckeye Partners, L.P. 5.50%, 08/15/19	162,695
150,000	Chesapeake Energy Corp. 6.50%, 08/15/2017	158,813
100,000	Conagra Foods, Inc. 5.875%, 04/15/2014	107,073
150,000	ConocoPhillips 5.75%, 02/01/2019	187,408
100,000	Dell, Inc. 4.625%, 04/01/2021	108,823
100,000	Duke Capital LLC., 5.668%, 08/15/2014	107,640
70,000	Fifth Third Bancorp 4.50%, 06/01/2018	76,314
50,000	Hartford Financial Services Group, Inc. 5.50%, 10/15/2016	55,970
100,000	Jabil Circuit, Inc. 7.75%, 07/15/2016	116,625
50,000	Johnson Controls, Inc. 5.50%, 01/15/2016	56,748
200,000	Newfield Exploration Co. 6.875%, 02/01/2020	217,500
40,000	ONEOK, Inc. 5.20%, 06/15/2015	43,361
250,000	Peabody Energy Corp. 6.50%, 09/15/2020	264,687
200,000	J.C. Penney Inc. 7.95%, 04/01/2017	206,250
70,000	Regions Financial Corp. 5.75%, 06/15/2015	75,513
175,000	Transocean Inc. 6.00, 03/15/2018 (Cayman Islands)	204,941

TOTAL FOR CORPORATE BONDS (Cost $2,559,661) - 20.50%		2,654,833

LIMITED PARTNERSHIPS - 1.83%
825	Alliance Holdings GP L.P.	40,639
605	Buckeye Partners, L.P.	29,294
349	Energy Transfer Partners L.P.	14,937
612	Enterprise Products Partners L.P.	32,259
1,398	Global Partners L.P.	38,109
1,395	Legacy Reserves L.P.	37,930
114	Magellan Midstream Partners L.P.	4,951
96	MarkWest Energy Partners L.P.	5,206
1,299	PVR Partners L.P.	32,839
20	Sunoco Logistics Partners L.P.	980

TOTAL FOR LIMITED PARTNERSHIPS (Cost $232,164) - 1.83%		237,144

MUNICIPAL BONDS - 12.89%
63,147	Colorado Housing & Finance Authority 5.22%, 05/01/2036	63,592
100,000	Colorado Housing & Finance Authority B-2 1.115%, 05/01/2014 **	100,385
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	255,000
200,000	Maryland State Housing & Community Development 4.00%, 09/01/2025	207,366
60,000	Maryland State Community Dev. Admin. Dept. 5.75%, 09/01/2039	64,926
85,000	Maryland State Community Dev. Admin. Dept. 6.50%, 03/01/2043	89,058
120,000	Missouri State Housing Dev. Single Family 5.83%, 09/01/2017	129,355
35,000	Missouri State Housing Dev, Single Family 6.25%, 09/01/2032	36,069
55,000	New Hampshire State Housing & Finance 5.533%, 07/01/2037	55,866
15,000	New Mexico Mortgage Finance Authority 6.35%, 01/01/2028	16,315
100,000	North Carolina State Housing 4.00%, 01/01/ 2034	103,864
200,000	North Carolina State Housing 4.65%, 07/01/2021	203,656
100,000	Ohio State Housing 6.001%, 09/01/2035	100,703
35,000	Oklahoma State Housing & Finance 5.41%, 03/01/2014	36,633
95,000	Utah Housing Corp 5.11%, 07/01/2017	96,780
70,000	Vancouver Washington Housing Authority 3.574%, 03/01/2016	73,986
35,000	Wisconsin Housing & Economic Dev. 5.53%, 03/01/2038	35,433

TOTAL FOR MUNICIPAL BONDS (Cost $1,667,062) -12.89%		1,668,987

PREFERRED SECURITIES - 17.25%
3,000	Aegon N.V. PFD 6.375%, 12/31/49	77,610
4,200	Allied Capital Corp. PFD 6.875%, 04/15/47	105,126
4,400	Ashford Hospitality Trust Series A PFD 8.55%, 12/31/49	111,683
1,000	Ashford Hospitality Trust Series E PFD 9.00%, 12/31/49	26,980
4,000	Aspen Insurance Holdings Ltd. PFD 7.401%, 12/31/49 ** (Bermuda)	106,280
3,000	Aviva PLC PFD 8.25%, 12/01/41	83,760
3,000	Axis Capital Holdings PFD 7.25%, 12/31/49 (Bermuda)	76,500
3,000	Capital One PFD 7.5%, 06/15/66	76,710
3,400	Corporate Office Properties Trust Series L PFD 7.375%, 12/31/49	89,172
4,000	Duke Weeks Realty Corp. PFD 8.375%, 12/31/49	103,760
5,000	DuPoint Fabros Tech Inc. PFD 7.875%, 10/15/15	133,200
3,600	Endurance Specialty Holdings PFD 7.50%, 12/31/49 (Bermuda)	98,496
7,000	First Potomac Realty Trust PFD 7.75%, 12/31/49	179,690
7,000	GMX Resources, Inc. Series B PFD 9.25%, 12/31/49	80,360
5,000	Hartford Financial Services Group, Inc PFD 7.25%, 04/01/13	102,200
1,000	Hospitality Properties Trust PFD 7.125%, 12/31/49	27,290
4,000	HSBC Finance Corp. PFD 6.36%, 12/31/49	101,000
2,400	HSBC Holdings Plc. PFD 8.125%, 12/31/49 (U.K.)	61,848
1,000	Parkway Properties, Inc. Series D PFD 8.00%, 12/31/49	25,230
6,000	PartnerRe Ltd. Series C PFD 6.75%, 12/31/49 (U.K.)	154,200
60,000	PNC Financial Services Group, Inc. PFD 6.75%, 7/29/49 **	69,191
1,600	Post Properties, Inc. Series A PFD 8.50%, 12/31/49	109,136
4,000	Realty Income Corp. PFD 6.75%, 12/31/49	102,800
3,000	TCF Financial Co. PFD 7.50%, 12/31/49	80,940
1,000	Triangle Capital Corp. PFD 7.00%, 03/15/19	26,050
1,000	Weingarten Realty Investors Series F PFD 6.50%, 12/31/49	25,400

TOTAL FOR PREFERRED SECURITIES (Cost $2,157,537) -17.25%		2,234,612

REAL ESTATE INVESTMENT TRUSTS - 2.16%
638	Health Care REIT, Inc.	37,916
4,200	Commonwealth Reit PFD 7.25%, 12/31/49	110,586
499	Digital Realty Trust, Inc.	30,654
161	National Retail Properties, Inc.	5,100
1,841	Omega Healthcare Investors, Inc.	42,233
877	Rayonier, Inc.	42,982
182	Weingarten Realty Investors	4,914
85	Home Properties, Inc.	5,167

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $266,857) - 2.16%		279,552

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 33.57%
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	156,963
13,860	Federal Home Loan Mortgage Credit Pool #1B4069 4.706%, 05/01/2038 **	14,873
39,733	Federal Home Loan Mortgage Credit Pool #407172 2.220%, 09/01/2022 **	40,862
13,740	Federal Home Loan Mortgage Credit Pool #755028 2.509%, 11/01/2018	14,546
27,629	Federal Home Loan Mortgage Credit Pool #845590 2.399%, 01/01/2024	28,574
30,046	Federal Home Loan Mortgage Credit Pool #845965 2.434%, 01/01/2024 **	31,091
40,000	Federal National Mortgage Association 4.625%, 10/15/2014	43,344
150,000	Federal National Mortgage Association 5.375%, 06/12/2017	181,197
41,885	Federal National Mortgage Association Pool #279880 1.705%, 04/01/2024	43,237
122,309	Federal National Mortgage Association Pool #462285 2.386%, 06/01/2036	128,950
41,232	Federal National Mortgage Association Pool #551037 3.867%, 11/01/2020	42,323
3,443	Federal National Mortgage Association Pool #66380 3.198%, 01/01/2017	3,593
95,935	Federal National Mortgage Association Pool #745776 2.792%, 07/01/2036	103,153
20,865	Federal National Mortgage Association Pool #791573 2.545%, 08/01/2034	21,949
56,115	Federal National Mortgage Association Pool #883017 2.424%, 06/01/2036	60,353
112,768	Federal National Mortgage Association Pool #888386 2.477%, 03/01/2038	120,143
38,526	Federal National Mortgage Association Pool #995350 4.581%, 09/01/2038	40,890
28,008	Government National Mortgage Association Pool #008062 2.125%, 10/20/2022	28,970
88,052	Government National Mortgage Association Pool #008120 5.500%, 01/20/2023	90,899
13,707	Government National Mortgage Association Pool #008228 6.750%, 07/20/2023	14,140
14,518	Government National Mortgage Association Pool #008259 6.750%, 08/20/2023	14,979
46,399	Government National Mortgage Association Pool #008350 2.375%, 01/20/2024	47,986
9,944	Government National Mortgage Association Pool #008375 3.375%, 02/20/2024	10,286
10,726	Government National Mortgage Association Pool #008395 3.375%, 03/20/2024	11,096
4,975	Government National Mortgage Association Pool #008410 3.375%, 04/20/2024	5,136
11,517	Government National Mortgage Association Pool #008421 5.375%, 05/20/2024	11,889
9,556	Government National Mortgage Association Pool #008502 2.625%, 09/20/2024	9,877
13,677	Government National Mortgage Association Pool #008503 2.625%, 09/20/2024	14,137
10,599	Government National Mortgage Association Pool #008565 3.125%, 12/20/2024	11,099
15,383	Government National Mortgage Association Pool #008567 3.125%, 12/20/2024	16,364
39,294	Government National Mortgage Association Pool #008595 3.375%, 02/20/2025	41,041
9,677	Government National Mortgage Association Pool #008660 7.000%, 07/20/2025 ***	10,015
39,570	Government National Mortgage Association Pool #080450 3.625%, 09/20/2030	40,722
79,495	Government National Mortgage Association Pool #080524 1.625%, 07/20/2031 **	82,845
85,409	Government National Mortgage Association Pool #080569 5.000%, 01/20/2032	89,248
10,415	Government National Mortgage Association Pool #080659 2.125%, 12/20/2032	10,927
119,377	Government National Mortgage Association Pool #081113 1.625%, 10/20/2034	125,418
52,427	Government National Mortgage Association Pool #081727 5.500%, 7/20/2036	54,769
183,833	Government National Mortgage Association Pool #082903 2.500%, 08/20/2041	191,407
411	Government National Mortgage Association Pool #184737 9.000%, 06/15/2021	433
971	Government National Mortgage Association Pool #314616 8.500%, 04/15/2022	1,078
149	Government National Mortgage Association Pool #315151 9.000%, 02/15/2022	171
3,487	Government National Mortgage Association Pool #335228 7.500%, 12/15/2023	4,009
1,861	Government National Mortgage Association Pool #343498 8.000%, 02/15/2023	2,106
625	Government National Mortgage Association Pool #352081 7.000%, 09/15/2023	710
2,201	Government National Mortgage Association Pool #352837 6.500%, 01/15/2024	2,494
1,761	Government National Mortgage Association Pool #353946 7.000%, 02/15/2024	2,017
485	Government National Mortgage Association Pool #358545 7.000%, 08/15/2023	552
1,210	Government National Mortgage Association Pool #426033 6.500%, 04/15/2026	1,383
17,101	Government National Mortgage Association Pool #460203 7.000%, 04/15/2028	19,838
280,000	United States Treasury Inflationary Index Bond 0.625%, 04/15/2014	306,295
200,000	United States Treasury Inflationary Index Bond 1.250%, 04/15/2014	225,072
150,000	United States Treasury Inflationary Index Bond 1.875%, 07/15/2015	194,102
225,000	United States Treasury Inflationary Index Bond 2.000%, 01/15/2014	291,009
200,000	United States Treasury Inflationary Index Bond 2.000%, 01/15/2016	258,226
225,000	United States Treasury Inflationary Index Bond 1.875%, 07/15/2013	288,656
160,000	United States Treasury Inflationary Index Bond 2.000%, 07/15/2014	207,161
150,000	United States Treasury Inflationary Index Bond 2.500%, 07/15/2016	197,282
100,000	United States Treasury Note Bond 2.375%, 02/28/2015	104,738
100,000	United States Treasury Note Bond 3.375%, 11/15/2019	115,129
100,000	United States Treasury Note Bond 3.500%, 05/15/2020	116,309

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $4,282,028) - 33.57%		4,348,061

** Variable rate security; the coupon rate shown represents the yield at October 31, 2012.
***Adjustable rate security; the coupon rate shown represents the yield at October 31, 2012.

SHORT-TERM INVESTMENTS - 0.80%
103,124	Fidelity Money Market Portfolio Institutional Class 0.26% **	103,124

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $103,124) - 0.80%		103,124

TOTAL INVESTMENTS (Cost $12,412,671) - 98.57%		12,766,568

OTHER ASSETS LESS LIABILITIES - 1.43%		185,117

NET ASSETS - 100.00%		$ 12,951,685

** Variable rate security; the coupon rate shown represents the yield at October 31, 2012.
***Adjustable rate security; the coupon rate shown represents the yield at October 31, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 432,700	$ -	$ -	$ 432,700
Closed-End Mutual Funds	807,555	-	-	807,555
Corporate Bonds	-	2,654,833	-	2,654,833
Limited Partnerships	237,144	-	-	237,144
Municipal Bonds	-	1,668,987	-	1,668,987
Preferred Securities	2,234,612	-	-	2,234,612
Real Estate Investment Trusts	279,552	-	-	279,552
U.S. Government Agencies and Obligations	-	4,348,061	-	4,348,061
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	103,124	-	-	103,124
	$ 4,094,687	$ 8,671,881	$ -	$ 12,766,568

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Dana Large Cap Core Fund
	Schedule of Investments
	October 31, 2012

Shares		Value

COMMON STOCKS - 96.87%

Accident & Health Insurance - 1.98%
5,400	Aflac, Inc.	$ 268,812

Air Transportation, Scheduled - 1.41%
19,800	Delta Airlines, Inc. *	190,674

Auto Controls For Regulating Residential & Commercial Environments - 1.94%
5,600	Ingersoll-Rand Plc Class A	263,368

Biological Products (No Diagnostic Substances) - 2.08%
3,260	Amgen, Inc.	281,957

Cable & Other Pay Television Services - 1.82%
4,800	Viacom, Inc. Class B	246,192

Cigarettes - 1.70%
2,600	Philip Morris International, Inc.	230,256

Computer & Office Equipment - 1.81%
1,260	IBM Corp.	245,108

Computer Communications Equipment - 1.52%
12,000	Cisco Systems, Inc.	205,800

Computer Storage Devices - 3.17%
8,200	EMC Corp. *	200,244
8,400	Seagate Technology	229,572
		429,816
Converted Paper & Paperboard Products (No Containers & Boxes) - 1.48%
2,400	Kimberly Clark Corp.	200,280

Dolls & Stuffed Toys - 1.46%
5,400	Mattel, Inc.	198,612

Drilling Oil & Gas Wells - 1.37%
4,600	Seadrill, Ltd.	185,564

Electric & Other Services Combined - 2.49%
6,200	CMS Energy Corp.	150,784
6,600	Xcel Energy, Inc.	186,450
		337,234
Electric Services - 1.19%
2,300	NextEra Energy, Inc.	161,138

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.48%
9,500	General Electric Co.	200,070

Electronic Computers - 2.28%
520	Apple, Inc.	309,566

Engines & Turbines - 1.31%
1,900	Cummins Inc.	177,802

Fire, Marine & Casualty Insurance - 1.80%
3,100	Ace Ltd.	243,815

Grain Mill Products - 1.72%
3,800	Ingredion, Inc.	233,548

Guided Missiles & Space Vehicles & Parts - 2.00%
2,900	Lockheed Martin Corp.	271,643

Hospital & Medical Service Plans - 2.06%
5,000	United Health Group, Inc.	280,000

Hotels & Motels - 1.89%
5,100	Wyndham Worldwide Corp.	257,040

Life Insurance - 1.39%
3,300	Prudential Financial, Inc.	188,265

National Commercial Banks - 3.45%
7,000	U.S. Bancorp.	232,470
7,000	Wells Fargo & Co.	235,830
		468,300
Oil & Gas Field Machinery & Equipment - 1.56%
2,900	Oil States International, Inc. *	211,990

Optical Instruments & Lenses - 1.51%
4,400	Kia-Tencor Corp.	204,834

Paper Mills - 1.80%
6,800	International Paper Co.	243,644

Personal Credit Institutions - 2.36%
7,800	Discover Financial Services	319,800

Petroleum Refining - 8.39%
2,200	Chevron Texaco Corp.	242,528
4,000	ConocoPhillips	231,400
2,700	Exxon Mobil Corp.	246,159
6,200	Marathon Petroleum Corp.	340,566
1,650	Phillips 66	77,814
		1,138,467
Pharmaceutical Preparations - 3.95%
4,200	Abbott Laboratories	275,100
5,700	Merck & Company, Inc.	260,091
		535,191
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.83%
4,200	Eastman Chemical Co.	248,808

Railroads, Line-Haul Operating - 1.91%
2,100	Union Pacific Corp.	258,363

Retail-Deparment Stores - 1.85%
6,600	Macy's, Inc.	251,262

Retail-Drug Stores & Proprietary Stores - 1.71%
5,000	CVS Corp.	232,000

Retail-Grocery Stores - 1.64%
8,800	Kroger Co.	221,936

Retail-Lumber & Other Building Materials Dealers - 1.99%
4,400	Home Depot, Inc.	270,072

Retail-Retail Stores, NEC - 1.50%
4,200	IAC/Interactive Corp.	203,070

Retail-Shoe Stores - 1.58%
6,400	Foot Locker, Inc.	214,400

Retail-Variety Stores - 1.82%
3,300	Wal Mart Stores, Inc.	247,566

Semiconductors & Related Devices - 1.28%
8,000	Intel Corp.	173,040

Services-Business Services, NEC - 2.11%
2,000	Alliance Data Systems Corp. *	286,100

Services-Medical Laboratories - 1.87%
4,400	Quest Diagnostics, Inc.	253,968

Services-Prepackaged Software - 3.52%
7,600	Microsoft Corp.	216,904
8,400	Oracle Corp.	261,072
		477,976
State Commercial Banks - 1.65%
15,400	Fifth Third Bancorp.	223,685

Surgical & Medical Instruments & Apparatus - 2.04%
10,400	Carefusion Corp. *	276,224

Telephone Communications ( No Radiotelephone) - 3.22%
1,900	AT&T, Inc.	65,721
3,900	BCE, Inc.	170,274
4,500	Verizon Communications, Inc.	200,880
		436,875
Wholesale-Drugs, Proprietaries & Druggists Sundries - 0.98%
2,600	Herbalife Ltd.	133,510

TOTAL FOR COMMON STOCKS (Cost $11,275,766) - 96.87%		13,137,641

REAL ESTATE INVESTMENT TRUSTS - 1.87%
7,700	American Capital Agency Corp.	254,100

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $236,668) - 1.87%		254,100

SHORT-TERM INVESTMENTS - 1.21%
163,398	Fidelity Money Market Portfolio Institutional Class 0.26% **	163,398

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $163,398) - 1.21%		163,398

TOTAL INVESTMENTS (Cost $11,675,832) - 99.95%		13,555,139

OTHER ASSETS LESS LIABILITIES - 0.05%		7,035

NET ASSETS - 100.00%		$ 13,562,174

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2012.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 13,137,641	$ -	$ -	$ 13,137,641
Real Estate Investment Trusts	254,100	-	-	254,100
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	163,398	-	-	163,398
	$ 13,555,139	$ -	$ -	$ 13,555,139

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

	Epiphany FFV Latin America Fund
	Schedule of Investments
	October 31, 2012

Shares		Value

COMMON STOCKS - 91.62%

Air Transportation, Scheduled - 2.02%
1,400	Latam Airlines Group S.A. ADR	$ 34,706

Airports, Flying Fields & Airport Terminal Services - 2.81%
500	Grupo Aeroportuario Sur ADR	48,285

Basic & Diversified Chemicals - 5.09%
26,000	Alfa, SAB de CV (Mexico)	47,840
8,000	Mexichem SAB de CV (Mexico)	39,696
		87,536
Beverages - 4.20%
800	Companhia De Bebidas ADR	32,632
4,500	Grupo Modelo S.A. (Mexico)	39,703
		72,335
Bottled & Canned Soft Drinks & Carbonated Waters - 4.34%
300	Coca Cola Femsa S.A. de C.V.	38,373
400	Fomento Economico Mex ADR	36,244
		74,617
Chemical Manufacturing - 1.60%
2,100	Braskem S.A. ADR	27,468

Commercial Banks, NEC - 7.97%
454	Banco de Chile ADR	40,144
2,500	Banco Bradesco ADR	39,150
500	Bancolombia S.A. ADR	32,010
200	Creditcorp Ltd.	25,868
		137,172
Crude Petroleum & Natural Gas - 2.54%
1,000	Petroleo Brasileiro S.A. ADR	21,210
1,100	Petroleo Brasileiro S.A. ADR Class A	22,583
		43,793
Electric Services - 6.21%
2,250	Comp Energetica de Minas Gerai ADR	26,977
1,500	Companhia Paranaense de Energia ADR	22,140
500	Empresa Nacional de Electricid ADR	23,935
2,000	Enersis S.A. ADR	33,880
		106,932
General Building Contractors - Residential Buildings - 1.85%
2,400	Desarrolladora Homex - ADR *	31,800

Household Products - 2.10%
15,000	Kimberly-Clark de Mexico SAB (Mexico)	36,060

Industrial Inorganic Chemicals - 2.41%
700	Ecopetrol S.A. ADR	41,447

Iron & Steel Products - 2.12%
3,000	Grupo Simec SAB ADR *	36,420

Malt Beverages - 1.65%
400	CIA Cervecerias Unidas ADR	28,372

Meat Packing Plants - 1.60%
1,500	BRF-Brasil Foods S.A. ADR	27,480

Metal Mining - 10.65%
10,000	Banregio Grupo Financiero (Mexico)	39,750
700	Compania de Minas Buenaventura ADR	25,032
9,000	Grupo Mexico SAB de CV (Mexico)	28,899
1,100	Southern Copper Corp.	41,910
2,600	Vale S.A. ADR	47,632
		183,223
Mining & Quarrying of Nonmetallic Minerals (No Fuels) - 1.68%
500	Sociedad Quimica Y Minera de Chile ADR	28,925

Restaurants - 0.97%
1,300	Arcos Dorados Holdings, Inc. Class A	16,783

Retail-Bakery Products - 2.03%
15,000	Grupo Bimbo SAB de CV (Mexico)	34,950

Retail-Department Stores - 2.30%
4,400	El Puerto de Liverpool S.A. (Mexico)	39,530

Retail-Grocery Stores - 1.36%
500	Brasileira de Distribuicao Class A ADR	23,370

Retail-Mass Merchants - 2.06%
12,000	Wal-Mart de Mexico S.A de CV (Mexico)	35,352

State Commercial Banks - 2.29%
2,700	Itau Unibanco Holding S.A. ADR	39,366

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 1.43%
2,800	Gerdau S.A. ADR	24,612

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 3.70%
2,000	Ternium S.A. ADR	41,060
600	Tenaris S.A. ADR	22,572
		63,632
Sugar & Confectionery Products - 1.43%
1,500	Cosan Ltd. Class A	24,615

Telephone Communications (No Radio Telephone) - 7.78%
1,500	America Movil SAB de C.V. ADR	37,935
2,700	Telefonica Brasil S.A. ADR	59,454
2,100	Tim Participacoes S.A. ADR	36,498
		133,887
Television Broadcasting Stations - 1.84%
1,400	Grupo Televisa S.A. ADR	31,640

Water Supply - 1.95%
400	Companhia de Saneamento Basico ADR	33,604

Wholesale-Beer, Wine & Distilled Alcoholic Beverages - 1.64%
700	Vina Concha Y Toro S.A.VCO ADR	28,280

TOTAL FOR COMMON STOCKS (Cost $1,591,029) - 91.62%		1,576,192

EXCHANGE TRADED FUNDS - 5.52%
1,500	Global X InterBolsa FTSE Colombia	33,150
700	iShares MSCI All Peru Capped Index Fund	31,017
500	iShares MSCI Chile Invest Markt Index Fund	30,775

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $96,809) - 5.52%		94,942

SHORT TERM INVESTMENTS - 0.80%
13,841	Fidelity Money Market Portfolio Institutional Class 0.26% **	13,841

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $13,841) - 0.80%		13,841

TOTAL INVESTMENTS (Cost $1,701,679) - 97.94%		1,684,975

OTHER ASSETS LESS LIABILITIES - 2.06%		35,510

NET ASSETS - 100.00%		$ 1,720,485

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at October 31, 2012.
ADR - American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.
These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of October 31, 2012, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$ 1,576,192	$ -	$ -	$ 1,576,192
Exchange Traded Funds	94,942	-	-	94,942
Short-Term Investments:
Fidelity Money Market Portfolio Institutional Class	13,841	-	-	13,841
	$ 1,684,975	$ -	$ -	$ 1,684,975

There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund's policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

The accompanying notes are an integral part of these financial statements.

Epiphany Funds
Statements of Assets and Liabilities
October 31, 2012

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Dana Large Cap Core Fund	Epiphany FFV Latin America Fund
Investments in Securities, at Value
(Cost $11,393,565; $12,412,671; $11,675,832; & $1,701,679, respectively)	$ 12,828,542	$ 12,766,568	$ 13,555,139	$ 1,684,975
Cash	-	218	-	-
Receivables:
Dividends and Interest	15,036	75,847	12,747	2,934
Securities Sold	128,763	-	884,369	-
Receivable from Advisor	98,783	24,514	-	29,086
Shareholder Subscriptions	35,780	61,751	959	-
Prepaid Expenses	74,023	47,640	53,125	24,487
Total Assets	13,180,927	12,976,538	14,506,339	1,741,482
Liabilities:
Payables:
Payable to Advisor	-	-	1,058	-
Distribution Fees	3,474	3,258	2,935	406
Servicing Account Fees	747	603	1,057	607
Securities Purchased	-	-	905,623	-
Shareholder Redemptions	33,060	-	11,200	-
Other Accrued Expenses	25,541	20,992	22,292	19,984
Total Liabilities	62,822	24,853	944,165	20,997
Net Assets	$ 13,118,105	$ 12,951,685	$ 13,562,174	$ 1,720,485

Net Assets Consist of:
Paid In Capital	$ 11,439,722	$ 12,572,795	$ 11,602,391	$ 1,755,044
Accumulated Undistributed Net Investment Income (Loss) on Investments	18,074	32,380	5,745	(3,201)
Accumulated Undistributed Realized Income (Loss) on Investments	225,332	(7,387)	74,731	(14,654)
Unrealized Appreciation (Depreciation) in Value of Investments	1,434,977	353,897	1,879,307	(16,704)
Net Assets	$ 13,118,105	$ 12,951,685	$ 13,562,174	$ 1,720,485

Net Asset Value Per Share

Class N
Net Assets	$ 11,621,838	$ 10,089,027	$ 12,818,733	$ 1,713,779
Shares of beneficial interest outstanding	1,131,985	964,083	923,257	178,351
Net asset value per share	$ 10.27	$ 10.46	$ 13.88	$ 9.61
Redemption price per share (a)	$ 10.06	$ 10.25	$ 13.60	$ 9.42

Class A
Net Assets	$ 1,345,936	$ 2,480,957	$ 678,318	$ 5,739
Shares of beneficial interest outstanding	130,848	236,016	48,746	598
Net asset value per share	$ 10.29	$ 10.51	$ 13.92	$ 9.59
Redemption price per share (a)	$ 10.08	$ 10.30	$ 13.64	$ 9.40
Offering price per share (maximum sales charge of 5.00%)	$ 10.83	$ 11.06	$ 14.65	$ 10.09

Class C
Net Assets	$ 150,331	$ 381,701	$ 65,123	$ 967
Shares of beneficial interest outstanding	14,746	36,478	4,691	101
Net asset value per share (b)	$ 10.19	$ 10.46	$ 13.88	$ 9.57
Redemption price per share (a)	$ 9.99	$ 10.25	$ 13.60	$ 9.38

(a) A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.
(b) A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.
The accompanying notes are an integral part of these financial statements.

Epiphany Funds
Statements of Operations
For the year ended October 31, 2012

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Dana Large Cap Core Fund	Epiphany FFV Latin America Fund (b)
Investment Income:
Dividends (a)	$ 282,310	$ 291,301	$ 304,277	$ 20,266
Interest	634	211,200	536	104
Total Investment Income	282,944	502,501	304,813	20,370

Expenses:
Advisory Fees (Note 3)	85,054	57,581	90,115	8,894
Distribution Fees:
Class N	25,892	24,366	28,833	2,217
Class A	2,205	3,891	1,144	5
Class C	1,238	2,133	245	6
Transfer Agent Fees	21,562	19,438	16,223	14,300
Fund Accounting Fees	20,834	20,834	20,833	12,712
Administrative Fees	19,400	31,375	18,931	11,282
Registration Fees	20,967	12,503	19,273	3,178
Audit Fees	7,852	9,079	8,273	8,051
Shareholder Service Fees (Non 12b-1)	1,003	1,003	1,003	635
Legal Fees	14,487	13,394	13,435	6,357
Custody Fees	6,681	8,290	4,903	5,404
Printing Fees	8,504	8,414	10,205	5,404
Insurance Fees	1,573	1,565	2,296	666
Compliance Officer Fees	28,249	28,465	29,126	13,825
Trustee Fees	7,462	8,407	8,308	4,132
Other Fees	3,008	3,007	3,008	3,178
Total Expenses	275,971	253,745	276,154	100,246
Fees Waived and Reimbursed by the Advisor	(104,805)	(108,035)	(95,573)	(84,733)
Net Expenses	171,166	145,710	180,581	15,513

Net Investment Income	111,778	356,791	124,232	4,857

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments and Foreign Currency Transactions	344,372	(5,700)	104,975	(12,358)
Realized Loss on Options Written	-	-	(29,429)	-
Net Change in Unrealized Appreciation (Depreciation) on Investments
and Foreign Currency Transactions	801,270	259,991	1,297,725	(16,704)
Net Realized and Unrealized Gain (Loss) on Investments	1,145,642	254,291	1,373,271	(29,062)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,257,420	$ 611,082	$ 1,497,503	$ (24,205)

(a) Net of Foreign withholding taxes of $549, $91, $1,165, and $1,247, respectively.
(b) The Epiphany Latin America Fund commenced investment operations March 12, 2012.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2012	10/31/2011
Increase in Net Assets From Operations:
Net Investment Income	$ 111,778	$ 54,668
Net Realized Gain (Loss) on Investments	344,372	(74,627)
Net Change in Unrealized Appreciation on Investments	801,270	214,006
Net Increase in Net Assets Resulting from Operations	1,257,420	194,047

Distributions to Shareholders from:
Net Investment Income:
Class N	(94,687)	(41,836)
Class A	(7,569)	(1,633)
Class C	(264)	-
Realized Gains:
Class N	-	-
Class A	-	-
Class C	-	-
Net Change in Net Assets from Distributions	(102,520)	(43,469)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	3,173,682	4,482,120
Class A	1,245,981	373,141
Class C	224,971	18,987
Tax Free Exchange of Shares from FFV Small Cap Fund:
Class N	767,204	-
Class A	129,288	-
Class C	18,482	-
Shares Issued on Reinvestment of Dividends
Class N	91,130	40,093
Class A	5,040	1,224
Class C	264	-
Cost of Shares Redeemed:
Class N	(2,086,166)	(1,422,687)
Class A	(632,471)	(71,684)
Class C	(159,068)	(50,137)
Redemption Fees	2,841	3,517
Net Increase from Shareholder Activity	2,781,178	3,374,574

Net Assets:
Net Increase in Net Assets	3,936,078	3,525,152
Beginning of Period	9,182,027	5,656,875
End of Period (Including Accumulated Undistributed Net
Investment Income of $18,074 and $8,816, respectively)	$ 13,118,105	$ 9,182,027

Share Activity
Class N:
Shares Sold	403,540	472,352
Shares Reinvested	9,429	4,311
Shares Redeemed	(209,956)	(155,056)
Net Increase in Shares of Beneficial Interest Outstanding	203,013	321,607

Class A:
Shares Sold	137,514	41,034
Shares Reinvested	515	132
Shares Redeemed	(63,023)	(7,793)
Net Increase in Shares of Beneficial Interest Outstanding	75,006	33,373

Class C:
Shares Sold	24,882	2,109
Shares Reinvested	27	-
Shares Redeemed	(16,166)	(5,552)
Net Increase in Shares of Beneficial Interest Outstanding	8,743	(3,443)

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2012	10/31/2011
Increase in Net Assets From Operations:
Net Investment Income	$ 356,791	$ 234,252
Net Realized Loss on Investments	(5,700)	(6,312)
Net Change in Unrealized Appreciation (Depreciation) on Investments	259,991	(26,904)
Net Increase in Net Assets Resulting from Operations	611,082	201,036

Distributions to Shareholders from:
Net Investment Income:
Class N	(293,145)	(210,279)
Class A	(45,143)	(12,950)
Class C	(4,497)	(858)
Class I (a)	-	(1,086)
Realized Gains:
Class N	-	(1,968)
Class A	-	(59)
Class C	-	(6)
Class I (a)	-	(48)
Net Change in Net Assets from Distributions	(342,785)	(227,254)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	2,631,900	5,203,498
Class A	2,890,061	812,459
Class C	300,088	112,112
Class I (a)	-	-
Shares Issued on Reinvestment of Dividends
Class N	275,666	208,542
Class A	36,266	10,202
Class C	4,358	864
Class I (a)	-	1,133
Cost of Shares Redeemed:
Class N	(1,864,264)	(404,546)
Class A	(1,231,346)	(109,651)
Class C	(53,634)	(10)
Class I (a)	-	(106,655)
Shares Exchanged:
Class N	-	106,655
Class I (a)	-	(106,655)
Redemption Fees	1,105	1,402
Net Increase from Shareholder Activity	2,990,200	5,729,350

Net Assets:
Net Increase in Net Assets	3,258,497	5,703,132
Beginning of Period	9,693,188	3,990,056
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $18,374, respectively)	$ 12,951,685	$ 9,693,188

Share Activity
Class N:
Shares Sold	254,890	509,264
Shares Reinvested	26,678	20,369
Shares Redeemed	(180,680)	(39,893)
Shares Exchanged	-	10,326
Net Increase in Shares of Beneficial Interest Outstanding	100,888	500,066

Class A:
Shares Sold	277,609	79,055
Shares Reinvested	3,489	993
Shares Redeemed	(118,495)	(10,656)
Net Increase in Shares of Beneficial Interest Outstanding	162,603	69,392

Class C:
Shares Sold	28,897	11,024
Shares Reinvested	421	85
Shares Redeemed	(5,159)	(1)
Net Increase in Shares of Beneficial Interest Outstanding	24,159	11,108

Class I (a):	-	-
Shares Sold	-	112
Shares Reinvested	-	-
Shares Redeemed	-	(10,345)
Shares Exchanged	-	(10,233)
Net Increase in Shares of Beneficial Interest Outstanding

(a) For the period October 31, 2010 through March 1, 2011. Effective March 1, 2011, Class I shares suspended sales and the outstanding shares were exchanged for Class N shares at net asset value.
The accompanying notes are an integral part of these financial statements.

Dana Large Cap Core Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	10/31/2012	10/31/2011
Increase in Net Assets From Operations:
Net Investment Income	$ 124,232	$ 36,341
Net Realized Gain on Investments and Options	75,546	125,189
Net Change in Unrealized Appreciation on Investments and Options	1,297,725	218,166
Net Increase in Net Assets Resulting from Operations	1,497,503	379,696

Distributions to Shareholders from:
Net Investment Income:
Class N	(118,049)	(31,885)
Class A	(4,474)	(439)
Class C	(64)	-
Realized Gains:
Class N	(105,038)	-
Class A	(3,254)	-
Class C	-	-
Net Change in Net Assets from Distributions	(230,879)	(32,324)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	3,149,060	5,679,189
Class A	466,333	368,069
Class C	63,035	-
Shares Issued on Reinvestment of Dividends
Class N	222,392	31,886
Class A	7,729	439
Class C	64	-
Cost of Shares Redeemed:
Class N	(735,672)	(627,934)
Class A	(139,675)	(66,336)
Class C	-	-
Redemption Fees	-	2,360
Net Increase from Shareholder Activity	3,033,266	5,387,673

Net Assets:
Net Increase in Net Assets	4,299,890	5,735,045
Beginning of Period	9,262,284	3,527,239
End of Period (Including Accumulated Undistributed Net
Investment Income of $5,745 and $4,100, respectively)	$ 13,562,174	$ 9,262,284

Share Activity
Class N:
Shares Sold	246,131	465,157
Shares Reinvested	17,688	2,521
Shares Redeemed	(57,617)	(48,437)
Net Increase in Shares of Beneficial Interest Outstanding	206,202	419,241

Class A:
Shares Sold	34,500	28,733
Shares Reinvested	608	35
Shares Redeemed	(10,399)	(5,015)
Net Increase in Shares of Beneficial Interest Outstanding	24,709	23,753

Class C:
Shares Sold	4,686	-
Shares Reinvested	4	-
Shares Redeemed	-	-
Net Increase in Shares of Beneficial Interest Outstanding	4,690	-

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund
Statements of Changes in Net Assets

For the
Period Ended
10/31/2012 *
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 4,857
Net Realized Loss on Investments	(12,358)
Net Change in Unrealized Depreciation on Investments	(16,704)
Net Decrease in Net Assets Resulting from Operations	(24,205)

Distributions to Shareholders from:
Net Investment Income:
Class N	(10,338)
Class A	(9)
Class C	(7)
Realized Gains:
Class N	-
Class A	-
Class C	-
Net Change in Net Assets from Distributions	(10,354)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N	1,819,379
Class A	5,551
Class C	1,000
Shares Issued on Reinvestment of Dividends
Class N	10,338
Class A	9
Class C	7
Cost of Shares Redeemed:
Class N	(81,240)
Class A	-
Class C	-
Redemption Fees	-
Net Increase from Shareholder Activity	1,755,044

Net Assets:
Net Increase in Net Assets	1,720,485
Beginning of Period	-
End of Period (Including Accumulated Undistributed Net
Investment Loss of $(3,201))	$ 1,720,485

Share Activity
Class N:
Shares Sold	185,824
Shares Reinvested	1,158
Shares Redeemed	(8,631)
Net Increase in Shares of Beneficial Interest Outstanding	178,351

Class A:
Shares Sold	597
Shares Reinvested	1
Shares Redeemed	-
Net Increase in Shares of Beneficial Interest Outstanding	598

Class C:
Shares Sold	100
Shares Reinvested	1
Shares Redeemed	-
Net Increase in Shares of Beneficial Interest Outstanding	101

* The Epiphany Latin America Fund commenced investment operations on March 12, 2012.
The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

			Years Ended
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	10/31/2008

Net Asset Value, at Beginning of Period	$ 9.27	$ 8.85	$ 7.63	$ 7.02	$ 10.05

Income From Investment Operations:
Net Investment Income (Loss) *	0.10	0.07	0.04	0.06	0.08
Net Gain (Loss) on Securities (Realized and Unrealized)	0.99	0.40	1.22	0.61	(2.90)
Total from Investment Operations	1.09	0.47	1.26	0.67	(2.82)

Distributions:
From Net Investment Income	(0.09)	(0.05)	(0.04)	(0.06)	(0.07)
From Net Realized Gain	-	-	-	-	(0.14)
Total from Distributions	(0.09)	(0.05)	(0.04)	(0.06)	(0.21)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 10.27	$ 9.27	$ 8.85	$ 7.63	$ 7.02

Total Return **	11.85%	5.31%	16.53%	9.76%	(28.55)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 11,622	$ 8,608	$ 5,374	$ 2,724	$ 1,536
Before Waiver
Ratio of Expenses to Average Net Assets	2.43%	3.16%	3.77%	8.22%	10.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07%	(0.90)%	(1.64)%	(5.87)%	(8.10)%
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.57%	1.70%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00%	0.69%	0.43%	0.84%	0.95%
Portfolio Turnover	47%	84%	174%	41%	80%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

			Years Ended
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	10/31/2008	(a)

Net Asset Value, at Beginning of Period	$ 9.28	$ 8.87	$ 7.62	$ 7.02	$ 8.77

Income From Investment Operations:
Net Investment Income (Loss) *	0.10	0.07	0.03	0.06	0.04
Net Gain (Loss) on Securities (Realized and Unrealized)	1.00	0.39	1.25	0.60	(1.75)
Total from Investment Operations	1.10	0.46	1.28	0.66	(1.71)

Distributions:
From Net Investment Income	(0.09)	(0.05)	(0.03)	(0.06)	(0.04)
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.09)	(0.05)	(0.03)	(0.06)	(0.04)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 10.29	$ 9.28	$ 8.87	$ 7.62	$ 7.02

Total Return **	11.93%	5.21%	16.88%	0.10%	(19.57)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,346	$ 518	$ 199	$ 84	$ 56
Before Waiver
Ratio of Expenses to Average Net Assets	2.38%	3.24%	3.75%	8.22%	10.53%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.07%	(0.93)%	(1.70)%	(5.90)%	(8.13)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.56%	1.69%	1.50%	1.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.96%	0.75%	0.36%	0.82%	0.90%	(c)
Portfolio Turnover	47%	84%	174%	41%	80%

(a) The Epiphany FFV Fund Class A commenced operations on March 19, 2008.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

			Years Ended
	10/31/2012	10/31/2011	10/31/2010	10/31/2009	10/31/2008	(a)

Net Asset Value, at Beginning of Period	$ 9.20	$ 8.80	$ 7.62	$ 7.00	$ 9.08

Income From Investment Operations:
Net Investment Income (Loss) *	0.02	(0.01)	(0.02)	0.01	0.00
Net Gain (Loss) on Securities (Realized and Unrealized)	0.99	0.41	1.21	0.63	(2.08)
Total from Investment Operations	1.01	0.40	1.19	0.64	(2.08)

Distributions:
From Net Investment Income	(0.02)	-	(0.01)	(0.02)	-	(d)
From Net Realized Gain	-	-	-	-	-
Total from Distributions	(0.02)	-	(0.01)	(0.02)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 10.19	$ 9.20	$ 8.80	$ 7.62	$ 7.00

Total Return **	10.98%	4.55%	15.57%	9.12%	(22.86)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 150	$ 55	$ 83	$ 11	$ 8
Before Waiver
Ratio of Expenses to Average Net Assets	3.15%	3.82%	4.51%	8.97%	11.13%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.74)%	(1.62)%	(2.29)%	(6.42)%	(8.83)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	2.25%	2.33%	2.45%	2.25%	2.25%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.16%	(0.13)%	(0.23)%	0.29%	0.04%	(c)
Portfolio Turnover	47%	84%	174%	41%	80%

(a) The Epiphany FFV Fund Class C commenced operations on February 13, 2008.
(b) Not annualized
(c) Annualized
(d) Net investment income distribution was less then $0.01 per share.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.21	$ 10.26		$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.32	0.37		0.24
Net Gain (Loss) on Securities (Realized and Unrealized)	0.34	(0.07)		0.22
Total from Investment Operations	0.66	0.30		0.46

Distributions:
From Net Investment Income	(0.31)	(0.35)		(0.20)
From Net Realized Gain	-	-	***	-
Total from Distributions	(0.31)	(0.35)		(0.20)

Redemption Fees ***	-	-		-

Net Asset Value, at End of Period	$ 10.56	$ 10.21		$ 10.26

Total Return **	5.57%	3.04%		4.70%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 10,089	$ 8,816		$ 3,832
Before Waiver
Ratio of Expenses to Average Net Assets	2.19%	3.15%		5.27%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.18%	1.73%		(0.16)%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%		1.25%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.12%	3.63%		3.86%	(b)
Portfolio Turnover	56%	53%		35%

(a) The Epiphany FFV Strategic Income Fund Class N commenced operations on March 1, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.24	$ 10.27		$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.32	0.38		0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	0.40	(0.08)		0.26
Total from Investment Operations	0.72	0.30		0.31

Distributions:
From Net Investment Income	(0.30)	(0.33)		(0.04)
From Net Realized Gain	-	-	***	-
Total from Distributions	(0.30)	(0.33)		(0.04)

Redemption Fees ***	-	-		-

Net Asset Value, at End of Period	$ 10.66	$ 10.24		$ 10.27

Total Return **	5.61%	3.05%		3.20%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,481	$ 752		$ 41
Before Waiver
Ratio of Expenses to Average Net Assets	2.16%	3.05%		4.29%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.15%	1.94%		1.06%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%		1.25%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.06%	3.73%		4.10%	(b)
Portfolio Turnover	56%	53%		35%

(a) The Epiphany FFV Strategic Income Fund Class A commenced operations on July 28, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Strategic Income Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 10.20	$ 10.26		$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.23	0.30		0.00	***
Net Gain (Loss) on Securities (Realized and Unrealized)	0.42	(0.08)		0.26
Total from Investment Operations	0.65	0.22		0.26

Distributions:
From Net Investment Income	(0.22)	(0.28)		-
From Net Realized Gain	-	-	***	-
Total from Distributions	(0.22)	(0.28)		-

Redemption Fees ***	-	-		-

Net Asset Value, at End of Period	$ 10.63	$ 10.20		$ 10.26

Total Return **	4.80%	2.23%		2.70%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 382	$ 126		$ 12
Before Waiver
Ratio of Expenses to Average Net Assets	2.92%	3.74%		6.18%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.34%	1.18%		(2.26)%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	2.00%	2.01%		2.00%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.25%	2.91%		1.92%	(b)
Portfolio Turnover	56%	53%		35%

(a) The Epiphany FFV Strategic Income Fund Class C commenced operations on July 28, 2010.
(b) Annualized
(c) Not Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Dana Large Cap Core Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2012	10/31/2011	10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 12.50	$ 11.83	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.14	0.09	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	1.51	0.67	1.81
Total from Investment Operations	1.65	0.76	1.87

Distributions:
From Net Investment Income	(0.14)	(0.09)	(0.04)
From Net Realized Gain	(0.13)	-	-
Total from Distributions	(0.27)	(0.09)	(0.04)

Redemption Fees ***	-	-	-

Net Asset Value, at End of Period	$ 13.88	$ 12.50	$ 11.83

Total Return **	13.44%	6.40%	18.76%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 12,819	$ 8,961	$ 3,524
Before Waiver
Ratio of Expenses to Average Net Assets	2.30%	3.50%	9.63%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.24%	(1.28)%	(7.32)%	(b)
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.04%	0.72%	0.82%	(b)
Portfolio Turnover	54%	53%	32%

(a) The Dana Large Cap Core Fund Class N commenced operations on March 1, 2010.
(b) Annualized
(c) Not annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Dana Large Cap Core Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	10/31/2012	10/31/2011	10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 12.52	$ 11.84	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.14	0.08	-	***
Net Gain (Loss) on Securities (Realized and Unrealized)	1.52	0.67	1.84
Total from Investment Operations	1.66	0.75	1.84

Distributions:
From Net Investment Income	(0.13)	(0.07)	-
From Net Realized Gain	(0.13)	-	-
Total from Distributions	(0.26)	(0.07)	-

Redemption Fees ***	-	-	-

Net Asset Value, at End of Period	$ 13.92	$ 12.52	$ 11.84

Total Return **	13.54%	6.36%	8.13%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 678	$ 301	$ 3
Before Waiver:
Ratio of Expenses to Average Net Assets	2.27%	3.11%	4.75%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.22%	(0.95)%	(2.94)%	(b)
After Waiver:
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00%	0.66%	0.31%	(b)
Portfolio Turnover	54%	53%	32%	(b)

(a) The Dana Large Cap Core Fund Class A commenced operations on July 28, 2010.
(b) Annualized
(c) Not annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Dana Large Cap Core Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

				Years Ended
	10/31/2012	10/31/2011		10/31/2010	(a)

Net Asset Value, at Beginning of Period	$ 12.50	$ 11.83		$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.01	-	***	-	***
Net Gain (Loss) on Securities (Realized and Unrealized)	1.52	0.67		1.83
Total from Investment Operations	1.53	0.67		1.83

Distributions:
From Net Investment Income	(0.02)	-		-
From Net Realized Gain	(0.13)	-		-
Total from Distributions	(0.15)	-		-

Redemption Fees ***	-	-		-

Net Asset Value, at End of Period	$ 13.88	$ 12.50		$ 11.83

Total Return **	12.40%	5.66%		8.04%	(c)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 65	$ 13		$ 12
Before Waiver:
Ratio of Expenses to Average Net Assets	2.97%	3.86%		5.50%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.66)%	(0.20)%		(3.69)%	(b)
After Waiver:
Ratio of Expenses to Average Net Assets	2.25%	2.25%		2.25%	(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	1.41%		(0.44)%	(b)
Portfolio Turnover	54%	53%		32%	(b)

(a) The Dana Large Cap Core Fund Class C commenced operations on July 28, 2010.
(b) Annualized
(c) Not annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class N
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the
	Period Ended
	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.03
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.35)
Total from Investment Operations	(0.32)

Distributions:
From Net Investment Income	(0.07)
From Net Realized Gain	-
Total from Distributions	(0.07)

Redemption Fees ***	-

Net Asset Value, at End of Period	$ 9.61

Total Return **	(3.12)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,714
Before Waiver
Ratio of Expenses to Average Net Assets	11.40%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(9.08)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.56%	(c)
Portfolio Turnover	3%	(b)

(a) The Epiphany Latin America Fund Class N commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the
	Period Ended
	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.24)
Total from Investment Operations	(0.32)

Distributions:
From Net Investment Income	(0.09)
From Net Realized Gain	-
Total from Distributions	(0.09)

Redemption Fees ***	-

Net Asset Value, at End of Period	$ 9.59

Total Return **	(3.14)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 6
Before Waiver
Ratio of Expenses to Average Net Assets	10.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(10.06)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.30)%	(c)
Portfolio Turnover	3%	(b)

(a) The Epiphany Latin America Fund Class N commenced investment operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Epiphany FFV Latin America Fund - Class C
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the
	Period Ended
	10/31/2012	(a)

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.13)
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.23)
Total from Investment Operations	(0.36)

Distributions:
From Net Investment Income	(0.07)
From Net Realized Gain	-
Total from Distributions	(0.07)

Redemption Fees ***	-

Net Asset Value, at End of Period	$ 9.57

Total Return **	(3.54)%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1
Before Waiver
Ratio of Expenses to Average Net Assets	12.71%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(12.37)%	(c)
After Waiver
Ratio of Expenses to Average Net Assets	2.50%	(c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.16)%	(c)
Portfolio Turnover	3%	(b)

(a) The Epiphany Latin America Fund Class N commenced operations on March 12, 2012.
(b) Not annualized
(c) Annualized
* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2012

1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  The Trust consists of four funds: the FFV Fund; the FFV Strategic Income Fund, the Dana Large Cap Core Fund (formerly known as the Epiphany Large Cap Core Fund) and FFV Latin America Fund (collectively the “Funds”).  The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  Each Fund is registered to offer three classes of shares, Class N, Class A and Class C.  Each class differs as to sales and redemption charges, minimum investment amounts and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances. The Epiphany FFV Small Cap Fund (formerly named the Epiphany Focused Fund and the Hillcrest FFV Small Cap Value Fund) was reorganized and merged into the Epiphany FFV Fund. The closing date for the reorganization and merger was June 22, 2012. The FFV Latin America Fund commenced investment operations on March 12, 2012.

Each of the Funds are diversified and have the following investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital from investments in companies whose business activities and practices are consistent with fundamental Christian moral and ethical principles.  The investment objective of the FFV Strategic Income Fund is to seek income from investments in income-producing securities issued by corporations whose business activities and practices are consistent with fundamental Christian moral and ethical principles.  The investment objective of the Dana Large Cap Core Fund and FFV Latin America Fund is to seek long-term growth of capital. The investment adviser to the Funds is Trinity Fiduciary Partners LLC (the "Adviser") and the Sub-Adviser to the Dana Large Cap Core Fund is Dana Investment Advisors, Inc. (the “Sub-Adviser”).

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  The policies are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation - The net asset value per share of the Funds are determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading.  Assets for which market quotations are available are valued as follows: (a) securities that are traded on any stock exchange are generally valued at the last quoted sale price, or, if there were no sales on that day, at its last reported bid price; (b) securities traded on the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price; (c) fixed income securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair market value of such securities; (d) short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees of the Trust (the "Board") has determined represents fair value.  When market quotations are not readily available, when the Adviser or the Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  At October 31, 2012, no securities were fair valued by the Adviser.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or the Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Options transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Advisor’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk.

The number of option contracts written and the premiums received by the Dana Large Cap Core Fund during the period ended October 31, 2012, was as follows:

	Number of Contracts	Premiums Received
Options outstanding, October 31, 2011	-	-
Options written	559	56,173
Options exercised	(-)	(-)
Options expired	(137)	(12,046)
Options closed	(422)	(44,127)
Options outstanding, October 31, 2012	-	-

As of October 31, 2012, the amount of unrealized depreciation and realized loss on option contracts subject to equity price risk amounted to $0 and $(29,429), respectively for the Dana Large Cap Core Fund.  Such figures can be found on the Statement of Assets & Liabilities and Statement of Operations.

Federal Income Tax - The Trust has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2009-2011 returns and expected to be taken in the Funds’ 2012 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Funds identify its major tax jurisdictions as U.S. Federal and Ohio State.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2012, the Funds did not incur any interest or penalties.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
Epiphany FFV Fund	Quarterly	Annually
Epiphany FFV Strategic Income Fund	Monthly	Annually
Dana Large Cap Core Fund	Quarterly	Annually
Epiphany FFV Latin America Fund	Quarterly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on trade date.  The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Allocation of Expenses - Expenses specifically attributable to a particular Fund are borne by that Fund.  Other expenses are allocated to each Fund based on its net assets in relation to the total net assets of all the applicable Funds of the Trust or another reasonable basis.

3.  INVESTMENT TRANSACTIONS

For the period ended October 31, 2012, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
Epiphany FFV Fund	$ 7,719,333	$ 5,210,391
Epiphany FFV Strategic Income Fund	6,731,965	5,834,121
Dana Large Cap Core Fund	9,203,348	6,354,892
Epiphany FFV Latin America Fund	1,748,092	47,896

4.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser (the “Adviser”).  Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

Trinity Fiduciary Partners LLC (the "Adviser") acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement").  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV and Dana Large Cap Core Funds, 0.50% of the average daily net assets of the FFV Strategic Income Fund and 1.00% of the average daily net assets of the FFV Latin America Fund. Pursuant to a sub-advisory agreement, the Adviser pays the sub-adviser, Dana Investment Advisors, Inc., a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: 0.375% of the FFV Strategic Income Fund, 0.6375% of the Dana Large Cap Core Fund.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until February 28, 2013 to waive a portion of its advisory fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.50%, 2.25%, and 1.50% per annum for Class A, C, and N, respectively, of the FFV Fund’s, 1.75%, 2.50%, and 1.75% per annum for Class A, C, and N shares respectively, of the FFV Latin America Fund’s, 1.25%, 2.00%  and 1.25%, per annum for Class A, C, and N shares respectively, of the FFV Strategic Income Fund’s, 1.50%, 2.25% and 1.50% per annum for the Class A, C and N shares respectively, of the Dana Large Cap Core Fund’s average daily net assets. During the period ended October 31, 2012, the Adviser waived/reimbursed fees for the Funds as follows:

Fund

Waiver/Reimbursement

FFV Fund

$ 104,805

FFV Strategic Income Fund

$ 108,035

Dana Large Cap Core Fund

$   95,573

FFV Latin America Fund

$   84,733

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ Operating Expenses are subsequently less than the percentages indicated above the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed 1.50%, 2.25%, and 1.50% per annum for Class A, C and N shares respectively of the FFV Fund, 1.75%, 2.50%, and 1.75% per annum for Class A, C and N shares respectively, of the FFV Latin America Fund, 1.25%, 2.00%, and 1.25%, per annum for Class A, C and N shares respectively, of the FFV Strategic Income Fund and 1.50%, 2.25% and 1.50% per annum for the Class A, C and N shares respectively, of the Dana Large Cap Core Fund.  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

During the period ended October 31, 2012 the Adviser has the following waived expenses that may be recovered no later then the dates indicated:

	October 31, 2013	October 31, 2014	October 31, 2015	Total
FFV Fund	$ 60,735	$ 127,514	$ 104,805	$ 293,054
FFV Strategic Income Fund	$ 71,605	$ 122,423	$ 108,035	$ 302,063
Dana Large Cap Core Fund	$ 84,142	$ 101,213	$ 95,573	$ 280,928
FFV Latin America Fund	$ -	$ -	$ 84,733	$ 84,733
FFV Small Cap Fund *	$ 60,136	$ 77,543	$ -	$ -

* The FFV Small Cap Fund merged with the FFV Fund on June 22, 2012.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at annual rates of 0.25%, 0.25% and 1.00% of the average daily net assets attributable to Class A, Class N and C shares, respectively, and is paid to the Adviser, to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

Distributor - Effective, February 16, 2012, Rafferty Capital Markets, LLC (“Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement dated January 17, 2012.  Prior to February 16, 2012, Northern Lights Distributors, LLC served as the Funds Distributor.  Class N shares are offered at net asset value (“NAV”) with no front-end sales charge nor do they incur a sales charge at the time of redemption.  Class A shares are offered at NAV plus a front-end sales charge of up to 5%.  The front-end sales charge is determined by the amount of your investment and is reduced on purchases exceeding $50,000.  Class C shares are offered at NAV with no front-end sales charge.  If you sell your Class C shares within one year of purchase, the shares will be subject to a 1% contingent deferred sales charge (“CDSC”).  The CDSC is deduction from the redemption proceeds.  The Distributor retains the fees in connection with the sales and redemptions of both Class A and Class C shares.

Trustees – The Funds pay no compensation to its Trustees who are employees of the Adviser or its Affiliates.  The board has approved that each Independent Trustees will receive a fee of $6,000 per year.  The Funds will also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

5.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund.  For the period ended October 31, 2012, there were $2,841 of redemption fees assessed in the FFV Fund, and $1,105 of redemption fees assessed to FFV Strategic Income Fund. The redemption fees are included in paid in capital.

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the period ended October 31, 2012, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 102,520	$ -	$ 102,520
FFV Strategic Income Fund	342,785	-	342,785
Dana Large Cap Core Fund	222,706	8,173	230,879
Latin America Fund	10,354	-	10,354

The tax character of distributions for the year ended October 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 43,469	$ -	$ 43,469
FFV Focused Fund	5,243	-	5,243
FFV Strategic Income Fund	227,254	-	227,254
Dana Large Cap Core Fund	32,324	-	32,324

NOTE 7.  TAX MATTERS

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2012, the following represents the tax basis capital gains and losses:

	FFV	FFV Strategic Income	Dana Large Cap Core	FFV Latin America
	Fund	Fund	Fund	Fund

Undistributed ordinary income	$ 18,074	$ -0-	$ 5,642	$ -0-
Accumulated realized gains	$ 203,190	$ 12,046	$ 74,895	$ -0-

Capital Loss Carry-forwards (a)
Short-Term	$ -0-	$ -0-	$ -0-	$ 14,654
	$ -0-	$ -0-	$ -0-	$ 14,654

As of October 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	FFV	FFV Strategic Income	Dana Large Cap Core	FFV Latin America
	Fund	Fund	Fund	Fund

Gross unrealized appreciation on investment securities,	$1,744,373	$ 445,836	$2,022,342	$110,376
Gross unrealized depreciation on investment securities	(309,396)	(63,074)	(143,096)	(127,080)
Net unrealized appreciation on investment securities	$1,434,977	$382,762	$1,879,246	$(16,704)

Cost of investment securities (including short-term
Investments)**	$11,393,565	$12,383,805	$11,675,893	$1,701,679

** The difference between the book cost and tax cost of investments represents disallowed wash sales for tax purposes.

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending October 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund, if any, will be included in the October 31, 2012 annual report.

NOTE 8.  NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.

Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 9.  SUBSEQUENT EVENTS

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Mutual Shareholder Services, LLC was retained by the Funds to perform accounting and transfer agent services as of November 1, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund, Epiphany FFV Strategic Income Fund, Dana Large Cap Core Fund and Epiphany FFV Latin American Fund (the “Funds”), each a series of Epiphany Funds, including the schedules of investments as of October 31, 2012 and the related statements of operations for the year then ended for the Epiphany FFV Fund, Epiphany FFV Strategic Income Fund and Dana Large Cap Core Fund and the period March 12, 2012 through October 31, 2012 for the Epiphany FFV Latin America Fund,  the statements of changes in net assets for each of the two years in the period then ended for the Epiphany FFV Fund, Epiphany FFV Strategic Income Fund and Dana Large Cap Core Fund and for the period March 12, 2012 (commencement of investment operations) through October 31, 2012 for the Epiphany FFV Latin America Fund and the financial highlights for the five years in the period then ended for the Epiphany FFV Fund, the period  March 1, 2010 through October 31, 2010 and the two years in the period then ended for the Epiphany FFV Strategic Income and Dana Large Cap Core Funds, and the period March 12, 2012 through October 31, 2012 for the Epiphany FFV Latin America Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds, as of October 31, 2012, the results of their operations for the year then ended, and changes in net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 19, 2012

Epiphany Funds
Expense Illustration
October 31, 2012 (Unaudited)

Expense Example

As a shareholder of the Epiphany Fund(s), you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2012 through October 31, 2012.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Epiphany FFV Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,018.98	$7.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,018.67	$7.63
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,013.79	$11.42
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Strategic Income Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,016.57	$6.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Strategic Income Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,016.89	$6.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Strategic Income Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,012.93	$10.15
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Dana Large Cap Core Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,002.95	$7.57
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Dana Large Cap Core Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$1,003.28	$7.57
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Dana Large Cap Core Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$998.93	$11.34
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Latin America Fund Class N
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$978.56	$8.73
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Latin America Fund Class A
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$978.36	$8.73
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Epiphany FFV Latin America Fund Class C
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2012	October 31, 2012	May 1, 2012 to October 31, 2012

Actual	$1,000.00	$974.31	$12.44
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.60	$12.68

* Expenses are equal to the Fund's annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2012 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell 306 W. 7th St., Suite 888 Fort Worth, TX 76102 Age: 64	Trustee	Indefinite/ Dec. 2006- present	Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., since 1988.	4	Principal, Board Member, Mitchell & Moroneso IS, Inc.
William Reichenstein Baylor University Hankamer School of Business Waco, TX 76798 Age: 60	Trustee	Indefinite/ Dec. 2006 - present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008.	4	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX 76109 Age: 71	Trustee	Indefinite/ June 2009 - present	Retired	4	Independent Director, Rydex Mutual Funds and Rydex Variable Annuities; Independent Director, AA Sleeper Cab Co.

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, the Dana Large Cap Core Fund, and Epiphany FFV Latin America Fund.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 39	President, Chairman and Trustee	Indefinite/ Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005. Owner, Ameriprise, financial planning (1995-2004).	4	None
C. Elizabeth Fahy 106 Decker Ct., Suite 226 Irving, TX 75062 Age: 36	General Counsel, Secretary and Chief Compliance Officer	Indefinite/ Nov. 2011- present (General Counsel and Secretary since Sept. 2012)	Chief Compliance Officer, Trinity Fiduciary Partners, LLC since 2011. Attorney, U.S. Dept. of Labor, (2002-2010). Attorney, U.S. Securities & Exchange Commission (2000-2002).	N/A	None
Nancy P. Benson 106 Decker Ct., Suite 226, Irving, TX 75062 Age: 41	Treasurer	Indefinite / May 2012- present	President, Trinity Fiduciary Partners, LLC since 2010. Managing Director of Treasury and Investor Relations of Pier 1 Imports (2002-2010).	N/A	None

1 The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, the Dana Large Cap Core Fund, and Epiphany FFV Latin America Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Executive Officer of the Fund’s investment adviser.

 EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2012 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-320-2185.

Advisory Renewal Agreement

In connection with a meeting held on September 28, 2012 (the “Meeting”), the Board of Trustees (the “Board”) of the Epiphany Funds (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to any investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Management Agreement”) between Trinity Fiduciary Partners, LLC (“the “Adviser”) and the Trust, on behalf of the FFV Fund, FFV Strategic Income Fund, FFV Latin America Fund, and the Dana Large Cap Core Fund (collectively, the “Funds”).  The Board also considered the renewal of the sub-advisory agreement between the Adviser and Dana Investment Advisers, Inc. (“Dana”) on behalf for the Dana Large Cap Core Fund (“Large Cap Core”) and FFV Strategic Income Fund.   In considering the Management Agreement and the sub-advisory agreement, the Board reviewed, discussed and considered written materials each of the Adviser and Dana had provided, as well as additional information presented at the meeting.  Representatives of each the Adviser and Dana also responded to any questions from the Trustees.

In their consideration of the renewal of the Management Agreement for the Funds and the sub-advisory agreement for the Large Cap Core Fund and FFV Strategic Income Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board in connection with its renewal of the Management Agreement and the sub-advisory included the following:

Investment Performance of the Fund and the Adviser.  As to the investment performance of each of the Funds and the Adviser, the Board reviewed the performance history of each Fund versus its benchmark index.  The Board also reviewed the performance history of each Fund versus its Morningstar category which was provided for each Fund by the Adviser.

The Board reviewed the performance of the Large Cap Core Fund.  They noted that over the long term, the Large Cap Core Fund had outperformed its benchmark and the S&P 500, since its inception in 2010.  The Board also discussed and considered whether the S&P 500 is the appropriate benchmark for the Large Cap Core Fund and concluded that the benchmark is a relevant comparison.  The Board also noted that the Large Cap Core Fund is in the 39 percentile of its Morningstar category, which is U.S. Large Value.

Next, the Board reviewed the performance of the FFV Fund.  The Trustees noted that the FFV Fund had underperformed its benchmark, the S&P 500, for certain periods, including since inception.  The Board discussed whether the S&P 500 is a relevant benchmark and an appropriate index for the FFV Fund.  The Board considered that the FFV Fund is rated a high 3 star fund by Morningstar and by that criteria noted that the FFV Fund performance is acceptable.

Then, the Board reviewed the performance of the FFV Strategic Income Fund.  The Trustees noted that over the long term, the Strategic Income Fund underperformed its benchmark, the Barclays Capital Intermediate Aggregate Bond Index.  However, they also considered the fact that the Barclays Capital Intermediate Aggregate Bond Index does not have an expense ratio, and without expenses, the FFV Strategic Income Fund would have comparable performance.   The Adviser reported that the FFV Strategic Income Fund has been beating the market on a risk adjustment basis.  The Trustee also stated that although the Barclays Capital Intermediate Aggregate Bond Index nor the S&P 500 are a perfect fit for the Strategic Income; considering the other alternatives, they believe these remain  acceptable benchmarks at this time.  The Board also discussed with the Adviser other factors contributing to performance, and whether any adjustments would be made to improve performance.

The Board reviewed the performance of the FFV Latin America Fund and noted that since inception in March 2012, the Latin America Fund has outperformed its peer funds - the Fidelity Latin America Fund and Blackrock Latin America Fund.

The Board noted that each Fund has been consistent with its investment style and strategy, but noted the FFV Fund had completed a merger in June, whereby the Trust’s small cap fund was merged into the FFV Fund.

Based on the information provided and discussed at the meeting, the Board, including the Independent Trustees, concluded that the Adviser’s and the sub-adviser’s past performance with respect to the Funds has been acceptable.

Nature, Extent and Quality of Services.  As to the nature, extent and quality of services provided by the Adviser and Dana, the Board reviewed the services that each  provides to the Large Cap Core Fund and FFV Strategic Income Fund with respect to Dana, and all Funds with respect to the Adviser.  The Board reviewed and discussed several items, including, but not limited to, making the day-to-day investment decisions for the Funds or overseeing the sub-adviser and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Funds.  The Board considered and discussed, among other things, each of the Adviser’s and Dana’s notable expertise, the Funds’ performance, relevant market conditions and each of the Adviser’s and Dana’s investment process.  The Board also obtained information regarding compliance policies and procedures, any exceptions noted at each firm, .any regulatory exams or related items, changes in personnel or structure of the firm and how each may have impacted the Funds or services provided to the Funds.  The Board also noted that the Adviser’s stock selection process and FFV screens are consistent with the U.S. Conference of Catholic Bishops’ investment guidelines, are not available in other mutual funds, and add a layer of complexity to the investment process, as well as may impact returns at times because of the various companies which are not available for investment based upon the FFV exclusionary screens.  The Board also noted the Adviser’s commitment to maintaining a sound compliance program as well as its efforts in promoting the Funds and increasing assets.  The Board discussed the new CCO’s contributions since joining in the fall of 2011 serving as CCO of the Adviser and the Trust and acknowledged she has been as asset to both.  On the basis of materials presented and other items discussed at the Meeting, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by both the Adviser and Dana.

Fees and Expenses.  The Board noted that each of the Funds pays a management fee and that the Funds have the following net expense ratios:

Fund

   Management Fees

   Net Expense Ratio

FFV Fund

0.75%

1.50%

FFV Strategic Income Fund

0.50%

1.26%

FFV Latin America

1.00%

1.81%

Large Cap Core

0.75%

1.51%

The Board also compared the management fees and corresponding sub-advisory fees for Dana and total operating expense data for the Funds, to a peer group of similarly managed funds.  The Board noted that each of the Funds currently has an expense limitation agreement in place and they considered the extent to which the Adviser or Dana has waived fees and/or reimbursed expenses of each of the Funds.

The Board noted that fees for both the FFV Fund and the FFV Strategic Income Fund were reasonable compared to each Fund’s peer group. The Board concluded that, considering the services provided, the management fees for the FFV Fund and the Strategic Income Fund are reasonable.

The Board discussed the fact that the fees for Latin America Fund were high relative to its peer group; however, they noted the Fund’s net returns have been higher than its peer group, even after the expenses.  The Board also noted that the Latin America Fund is very new, launching in 2012, and that the assets under management are small compared to other funds in the peer group and therefore those peer funds may benefit from economies of scale.  Furthermore, the Board noted the current expense limitation agreement remains in effect.  After considering all relevant factors, the Board, and the Independent Trustees, concluded that the fees for the Latin America Fund are reasonable.

The Board noted that the fees for the Large Cap Core Fund were also high relative to its peer group.  The Board noted, however, that the Large Cap Core Fund is still smaller in size, with respect to assets under management, than funds in its peer group and therefore those other funds may benefit from economies of scale.  The Adviser and Dana also provided a detailed presentation for the Board and discussed at length future plans for the Fund, the fee waiver and expense reimbursements in place, as well as performance, profitability, and nature extent and quality of services provided by each the Adviser and Dana. After a lengthy discussion, the Board concluded that, considering the services provided and expense cap agreements in place, the management fees and sub-advisory fees for the Large Cap Core Fund are reasonable.

Profitability.  The Board also considered any profits realized by the Adviser or Dana in connection with the operation of the Funds and whether the amount of profit is a fair entrepreneurial profit for the management of the Funds.  The Board reviewed materials provided prior to the meeting and the Adviser and Dana each responded to questions from the Board regarding their continued capacity to operate the Funds, where the Funds have not yet been profitable.  The Board considered whether the Adviser or Dana will realize profits from the Management Agreement / sub-advisory agreement, or other activities related to the Funds or management of the Funds.  The CEO of the Adviser reported that during the prior year, the Adviser began earning  management fees for the FFV Fund and the Large Cap Core Fund, and that all management fees for the other Funds were waived.  He noted that because of Fund expenses, the fees received did not result in a profit to the Adviser; however, he noted the Adviser expects these Funds to continue to grow but the Adviser will continue to waive fees as necessary.  Mr. Saladino also discussed at length with the Board the Adviser’s efforts to budget operating expenses and project when each of the Funds may break even.  The Board also reviewed the 12b-1 fees received by the Adviser.  The Treasurer stated that the 12b-1 fees are used to pay for distribution and marketing expenses of the Funds, mainly in the form of service fees to brokers and registered representatives for the benefit to the Funds.    The Trustees also requested the Chief Compliance Officer for the Trust discuss soft dollar arrangements that impact the Funds and the benefits received by the Adviser or Dana with respect to such soft dollar arrangements.  She reported on the research to benefit the Funds that has been obtained with soft dollars from commissions paid by the Funds, noting that no soft dollar payments have yet been made by the Adviser, but that Dana has used soft dollar credits for such research services.   The CCO also provided detail regarding the soft dollar arrangements and brokerage commissions being paid by the Adviser and Dana for Fund trades.

Mr. Saladino then discussed the Advisor’s financial status with the Board.  He directed the Board’s attention to the financial information provided, including the Adviser’s Balance Sheet and Profit and Loss Statement which details the Adviser’s expenses for the year ended December 31, 2011.  Each of the Adviser and Dana discussed its firm’s financial conditions with the Adviser and their ability to continue to manage the Large Cap Core Fund and FFV Strategic Income Fund, with respect to Dana, and all Funds with respect to the Adviser.  The Trustees, including the Independent Trustees, noted that the Funds were not yet profitable to the Adviser or Dana.  The Board concluded it was satisfied that the Adviser’s and Dana’s  level of profitability from its relationship with the Funds is  not be excessive and that each of the Adviser and Dana has sufficient resources to continue to manage the respective Fund or Funds.

Economies of Scale.  The Board considered whether there are economies of scale with respect to the management of the Funds and whether there is potential for realization of any economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Funds, economies of scale was not a relevant consideration at this time.

Conclusion.  In the course of their deliberations, the Board did not identify any particular information or factor that was all important or controlling.  Based on the Board’s deliberations and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement between the Trust and the Adviser, and the sub-advisory agreement between the Adviser and Dana with respect to the Large Cap Core Fund.  The Trustees concluded that the advisory fee and sub-advisory fees are reasonable in light of the services provided and such other matters as the Board have considered to be relevant in the exercise of their reasonable judgment.

PRIVACY NOTICE

Rev. 12/2011

FACTS	WHAT DOES EPIPHANY FUNDS AND ITS INVESTMENT ADVISOR TRINITY FIDUCIARY PARTNERS, LLC (“EPIPHANY”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  account balances

•  account transactions

•  transaction history

•  wire transfer instructions

•  checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Epiphany chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Epiphany share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-800-320-2185 or go to www.epiphanyfunds.com

What we do
Who is providing this notice?	Epiphany Funds and its advisor Trinity Fiduciary Partners, LLC. A complete list is included below.
How does Epiphany protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

How does Epiphany collect my personal information?

We collect your personal information, for example, when you

•  open an account

•  provide account information

•  give us your contact information

•  make a wire transfer

•  tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include: Trinity Fiduciary Partners, LLC •
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Epiphany doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Epiphany doesn’t jointly market.
List of entities providing this notice
Epiphany FFV Fund Epiphany FFV Strategic Income Fund Dana Large Cap Core Fund Epiphany FFV Latin America Fund

INVESTMENT ADVISOR

Trinity Fiduciary Partners LLC

106 Decker Court, Suite 226

Irving, TX  75062

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA  19001

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2012

$ 29,000

FY 2011

$ 25,000

(b)

Audit-Related Fees

Registrant

FY2012

$ 0

FY2011

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2012

$ 7,200

FY 2011

$ 7,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2012

$ 0

FY 2011

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Advisor

Registrant

Audit-Related Fees:

N/A

N/A

Tax Fees:

N/A

N/A

All Other Fees:

N/A

N/A

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Advisor

Registrant

FYE 10/31/2012

$7,200

N/A

FYE 10/31/2011

$7,200

N/A

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Epiphany Funds

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 4, 2013

By (Signature and Title)

*

/s/Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date: January 4, 2013

* Print the name and title of each signing officer under his or her signature.